I-UTI-SUM SUP-1 102612
Summary Prospectuses Supplement dated October 26, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, Investor, R5 and R6 shares of the Fund listed below:
Invesco Utilities Fund
          On October 26, 2012, the Board of Trustees (the “Board”) of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) approved the elimination of one of the fundamental investment restrictions of Invesco Utilities Fund (the “Fund”), subject to the approval of the Fund’s shareholders at a special meeting to be held on or about February 1, 2013 (the “Special Meeting”). Shareholders of record as of the close of business on November 27, 2012 are entitled to notice of, and to vote, at the Special Meeting or any adjournment thereof.
          If the proposal is approved by the Fund’s shareholders at the Special Meeting, the following fundamental investment restriction of the Fund (the “Fundamental Restriction”) will be removed:
“Invesco Utilities Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries.”
     After careful review, the Board approved the proposed elimination of the Fundamental Restriction. Currently, the Fund must invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in utilities-related industries. If the removal of the Fundamental Restriction is approved, the Fund’s investment adviser, Invesco Advisers, Inc. (the “Adviser”), will transition the Fund to a diversified high income-seeking equity fund. The Adviser believes, and the Board considered, that the proposed new investment strategy would greatly expand the pool of potential investments for the Fund by permitting the Fund to focus on investments outside of the utilities sector. Under the new investment strategy, the Adviser will seek to deliver high current income, less volatility and greater downside protection versus the broad market by investing across a range of sectors and holding a greater number of issuers.
     In connection with this transition, the Board approved several additional changes to the Fund. If shareholders approve the removal of the Fundamental Restriction, the Fund will be renamed “Invesco Dividend Income Fund” and its investment objective and investment strategies, consistent with its new name, will change. If the removal of the Fundamental Policy is not approved by shareholders at the Special Meeting, the Fund’s name will not change and the current investment strategies will remain in effect, and the Board will consider other appropriate actions for the Fund.
I-UTI-SUM SUP-1 102612